UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5011

Name of Fund:  CMA Ohio Municipal Money Fund of CMA Multi-State
               Municipal Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series
Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 09/30/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


CMA Ohio
Municipal Money Fund


Semi-Annual Report
September 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA Ohio Municipal Money Fund
of CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



CMA Ohio Municipal Money Fund


Officers and Trustees


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kenneth A. Jacob--Senior Vice President
John M. Loffredo--Senior Vice President
Kevin A. Schiatta--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*For inquiries regarding your CMA account, call 800-CMA-INFO
(800-262-4636).



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




A Letter From the President


Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

The Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, the short end of the yield curve remained relatively flat and it became increasingly difficult to find attractive income opportunities. Through September 30, 2003, both the Bond Market Association (BMA) Index and the one-year Municipal Market Data (MMD) Index averaged 1.03% for the year. Rates on the BMA Index, which measures the shortest end of the yield curve, averaged .85% during the third quarter versus 1.16% in the second quarter. Rates on the one-year MMD Index averaged .98% in the third quarter, just below the second quarter average of 1%.

Against this backdrop, our portfolio managers continued to work diligently to maximize tax-exempt returns consistent with the preservation of capital. With that said, remember also that the advice and guidance of a skilled financial advisor often can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




A Discussion With Your Fund's Portfolio Manager


With interest rates low and expected to remain that way for some time, we looked increasingly to the higher yields offered by fixed rate notes during the period.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2003, CMA Ohio
Municipal Money Fund paid shareholders a net annualized yield of ..45%.* As of September 30, 2003, the Fund's seven-day yield was
..45%.

The Federal Reserve Board cut the Federal Funds rate once more during the six-month period, sending interest rates to their lowest levels in almost 50 years. Despite indications that the economy was strengthening gradually, the Federal Reserve Board emphasized its concern that deflation was a bigger threat to the economy than inflation, and reassured investors that it planned to keep short-term interest rates low until consistent growth in the economy and employment was evident.

The expectation for a stable short-term interest rate environment created a strong demand for fixed rate notes with maturities of six months - one year. This caused yields on these notes to fall later in the period and somewhat flattened the yield curve when compared to variable rate demand securities. However, our aggressive pursuit of fixed rate notes earlier in the period enabled us to lock in a favorable spread above variable rate securities. This strategy enhanced the performance of the Fund during the six-month period.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Describe conditions in the state of Ohio during the period.

Although economic conditions in Ohio remained weak in recent months, the slowing of job losses and stabilization in employment hinted that the manufacturing recession may be coming to an end. Nevertheless, the underlying fragility in manufacturing has been weighing on supporting industries and ultimately straining house balance sheets as personal bankruptcy filings increased. The state has been reviewing ways to boost revenues through various tax increases and higher fees.


How did you manage the Fund during the period?

With the expectation that short-term interest rates would remain stable for the foreseeable future, we took advantage of the additional yield that fixed rate notes offered over variable rate securities. We sought to preserve the Fund's weighting in fixed rate notes at approximately 29% of total assets. As maturing notes rolled off the portfolio, we sought to buy new securities whenever possible, ultimately extending the Fund's average life from 39 days at the beginning of the period to the 50-day range by the end of the period.

As interest rates continued their decline throughout the period, we generally reinvested at lower rates, which put downward pressure on the Fund's yield. Nevertheless, this investment approach allowed us to maintain an overweighting in fixed rate securities relative to funds in our iMoneyNet, Inc. category, at an average of approximately 21%, while at the same time maintaining an average life in the 40-day range. We believe this overweighting in fixed rate securities can help stabilize the Fund's yield and reduce the volatility that comes from holding large positions in variable rate demand notes.



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




How would you characterize the portfolio's position at the close of the period?

We continue to take a neutral approach to the Ohio short-term municipal market while taking advantage of opportunities to buy longer-dated fixed notes, when available, to provide shareholders with added yield. We believe this strategy can help extend the Fund's average life and bring it to the upper range of our investment strategy.

In the months ahead, we will continue to monitor developments in the national and Ohio economies, maintaining our basic investment strategy while shifting the Fund's allocation between fixed and variable rate notes in what we believe are the best interests of our shareholders. We also will keep a watchful eye on the Federal Reserve Board's monetary policy. Although we do not expect any meaningful shift in interest rates until the middle of 2004 at the earliest, we will be ready to respond with changes to our investment approach as needed.


Kevin A. Schiatta
Vice President and Portfolio Manager


October 9, 2003



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments                                                                                      (In Thousands)
                 Face
State           Amount                              Municipal Bonds                                                 Value
Ohio--99.6%    $ 7,595   ABN AMRO Munitops Certificates Trust Revenue Bonds, South-Western City School
                         District, Ohio, VRDN, Series 2001-7, 1.13% due 12/01/2007 (a)(c)                          $  7,595
                 4,930   ABN AMRO Munitops Certificates Trust, Westerville Ohio City School District, VRDN,
                         Series 2001-3, 1.13% due 6/01/2009 (c)(e)                                                    4,930
                 1,720   Allen County, Ohio, GO, BAN, 1.44% due 9/08/2004                                             1,723
                 2,620   Ashland, Ohio, Improvement Notes, Series B, 1.15% due 11/25/2003                             2,621
                 1,800   Ashtabula County, Ohio, Hospital Facilities Revenue Bonds (Ashtabula County Medical
                         Center Project), VRDN, 1.10% due 12/01/2007 (c)                                              1,800
                   220   Ashtabula County, Ohio, IDR (Neff-Perkins County Project), VRDN, AMT, 1.35% due
                         6/01/2005 (c)                                                                                  220
                 4,300   Avon, Ohio, Local School District, GO, BAN, 1.52% due 12/18/2003                             4,305
                         Barberton, Ohio, GO, Improvement Notes:
                 4,155       2% due 12/04/2003                                                                        4,159
                 2,070       2% due 4/14/2004                                                                         2,078
                 9,770   Butler County, Ohio, EDR (Great Miami Valley YMCA Project), VRDN, 1.09% due
                         9/01/2020 (c)                                                                                9,770
                         Cincinnati, Ohio, City School District, GO:
                 9,400       BAN, 1.75% due 9/10/2004                                                                 9,447
                 3,885       PUTTERS, Series 315, 1.16% due 6/01/2010 (c)(d)                                          3,885
                         Clinton County, Ohio, Hospital Revenue Bonds (Ohio Hospital Capital Asset Inc.
                         Pooled Loan), VRDN (c):
                 2,470       1.38% due 6/01/2028                                                                      2,470
                 1,805       1.18% due 7/01/2029                                                                      1,805
                 4,800   Clinton County, Ohio, Hospital Revenue Refunding Bonds (Memorial Hospital Project),
                         VRDN, Series A-1, 1.18% due 8/01/2022 (c)                                                    4,800
                 7,629   Clipper Tax-Exempt Trust, Ohio, HFA, Residential, VRDN, AMT, Series 2000-4,1.33%
                         due 12/23/2003 (c)                                                                           7,629
                 6,250   Colonel Crawford, Ohio, Local School District, GO, BAN, 1.60% due 12/18/2003                 6,258
                 2,500   Coshocton County, Ohio, GO, BAN, 2% due 2/19/2004                                            2,507
                 2,550   Coshocton, Ohio, Water System Improvement Notes, GO, 1.75% due 2/26/2004                     2,555
                 4,695   Cuyahoga County, Ohio, Civic Facility Revenue Bonds (Fairfax Development Corporation),
                         VRDN, 1.15% due 6/01/2022 (c)                                                                4,695
                 3,000   Cuyahoga County, Ohio, EDR (Cleveland Botanical Garden Project), VRDN, 1.14% due
                         7/01/2031 (c)                                                                                3,000
                 3,660   Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds (Catholic Charities
                         Facilities), VRDN, 1.17% due 7/01/2012 (c)                                                   3,660
                 5,000   Cuyahoga County, Ohio, Hospital Facilities Revenue Bonds (Sisters of Charity Health
                         System), VRDN,1.14% due 11/01/2030 (c)                                                       5,000
                         Cuyahoga County, Ohio, IDR, Refunding, VRDN (c):
                   925       (Curtiss Wright Project), 1.17% due 12/01/2008                                             925
                 2,330       (Parma Care Center Inc. Project), AMT, 1.15% due 12/01/2011                              2,330
                         Cuyahoga County, Ohio, IDR, VRDN (c):
                   455       (Athens Pastries Inc. Project), AMT, 1.25% due 6/03/2009                                   455
                   225       (Erieview Metal Treating Project), 1.25% due 5/05/2010                                     225
                 3,700       (King Nut Project), AMT, 1.25% due 5/01/2021                                             3,700
                10,000   Dayton, Ohio, City School District, School Facilities and Construction, BAN, 2%
                         due 10/16/2003                                                                              10,004
                 4,000   Dayton, Ohio, GO, BAN, 2% due 12/18/2003                                                     4,006
                 3,600   Deerfield Township, Ohio, Tax Increment Revenue Bonds, Subordinated Notes, VRDN,
                         Series A, 1.09% due 12/01/2022 (c)                                                           3,600
                 1,850   Dover, Ohio, Municipal Electric System Improvement Notes, GO, 1.75% due 1/15/2004            1,853
                 3,470   Dover, Ohio, Various Purpose Improvement Notes, GO, 2% due 4/08/2004                         3,484
                 4,000   Eagle Tax-Exempt Trust, Cleveland, Ohio, Water District, VRDN, Series 98, Class 3501,
                         1.15% due 1/01/2021 (c)                                                                      4,000



Portfolio Abbreviations for CMA Ohio Municipal Money Fund


AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
CP         Commercial Paper
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
PUTTERS    Puttable Tax Exempt Receipts
VRDN       Variable Rate Demand Notes



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                 Face
State           Amount                              Municipal Bonds                                                 Value
Ohio                     Eagle Tax-Exempt Trust, Ohio, Water Authority Revenue Bonds (Ohio Edison), VRDN,
(continued)              Series 95 (c):
               $15,000       Class 3501, 1.15% due 7/01/2015                                                       $ 15,000
                 5,800       Class 3502, 1.15% due 7/01/2015                                                          5,800
                 2,125   Eastlake, Ohio, GO, BAN, 2% due 6/10/2004                                                    2,138
                 2,500   Franklin County, Ohio, IDR, Refunding (Heekin Can Inc. Project), VRDN, 1.15% due
                         5/01/2007 (c)                                                                                2,500
                 1,400   Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT, 1.23% due
                         4/01/2007 (c)                                                                                1,400
                 2,075   Geauga County, Ohio, GO, BAN, 1.75% due 12/11/2003                                           2,076
                   645   Greene County, Ohio, IDR (FC Limited/AFC Stamping), VRDN, AMT, 1.25% due 9/01/2016 (c)         645
                         Hamilton County, Ohio, EDR, VRDN (c):
                   346       (Cincinnati Performing Arts), 1.09% due 6/15/2005                                          346
                 4,800       (The Contemporary Arts Center), 1.09% due 11/01/2021                                     4,800
                 4,250   Hamilton County, Ohio, Health Care Facilities Revenue Bonds (Sisters of Charity
                         Senior Care), VRDN, 1.12% due 8/01/2027 (c)                                                  4,250
                12,250   Hamilton County, Ohio, Parking System Revenue Bonds, VRDN, 1.05% due 12/01/2026 (c)         12,250
                 1,260   Hancock County, Ohio, IDR (Koehler Brothers Inc. Project), VRDN, AMT, 1.25% due
                         6/01/2014 (c)                                                                                1,260
                 6,050   Hancock County, Ohio, M/F Housing Revenue Bonds (Crystal Glen Apartments), VRDN,
                         AMT, Series A, 1.14% due 1/01/2031 (c)                                                       6,050
                         Henry County, Ohio, GO, BAN:
                 1,400       1.75% due 3/25/2004                                                                      1,405
                   855       2.125% due 3/25/2004                                                                       859
                   855   Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, 1.25% due 12/01/2014 (c)              855
                 3,130   Independence, Ohio, EDR, Refunding (Rockside Spectrum Building), VRDN, 1.17% due
                         12/01/2016 (c)                                                                               3,130
                 4,070   Kent, Ohio, GO, BAN, 1.90% due 12/02/2003                                                    4,073
                 1,595   Lake County, Ohio, Improvement Notes, GO, 1.50% due 9/29/2004                                1,601
                 2,000   Lebanon, Ohio, Various Purpose, GO, BAN, 2% due 9/22/2004                                    2,016
                 2,155   Lorain County, Ohio, IDR (Cutting Dynamics Project), VRDN, AMT, 1.25% due 11/01/2021 (c)     2,155
                 1,780   Lucas County, Ohio, EDR (Hammill Manufacturing Company Project), VRDN, AMT, 1.14% due
                         5/01/2010 (c)                                                                                1,780
                         Lucas County, Ohio, Hospital Revenue Bonds, VRDN (c):
                   100       (Sunshine Children's Home Project), 1.17% due 12/01/2007                                   100
                 1,315       (Sunshine Inc.--Northwest Ohio Project), 1.17% due 6/02/2014                             1,315
                 1,640   Lucas County, Ohio, IDR (Reichert Stamping Company Project), VRDN, AMT, 1.28% due
                         7/15/2006 (c)                                                                                1,640
                 2,180   Mahoning County, Ohio, IDR (Industrial Waste Control Project), VRDN, AMT, 1.25% due
                         12/01/2032 (c)                                                                               2,180
                 2,630   Mahoning County, Ohio, Revenue Bonds (Youngstown Community School Project), VRDN,
                         1.17% due 2/01/2017 (c)                                                                      2,630
                 3,500   Mansfield, Ohio, Justice Center, GO, BAN, 1.70% due 3/04/2004                                3,508
                 7,100   Mason, Ohio, EDR (Cedar Village Project), VRDN, 1.10% due 12/01/2017 (c)                     7,100
                 1,410   Mason, Ohio, IDR (O D M Properties LLC Project), VRDN, AMT, 1.25% due 11/01/2018 (c)         1,410
                 4,000   Maumee, Ohio, City School District, GO, BAN, 2% due 10/28/2003                               4,003
                 1,280   Medina County, Ohio, IDR (Partners in Plastics Project), VRDN, AMT, 1.25% due
                         9/01/2012 (c)                                                                                1,280
                 4,456   Middletown, Ohio, GO, Refunding, BAN, 1.75% due 5/20/2004                                    4,471
                 1,300   Montgomery County, Ohio, EDR (Benjamin & Marian Project), VRDN, Series A, 1.17% due
                         4/01/2011 (c)                                                                                1,300
                         Montgomery County, Ohio, Health Care Facilities Revenue Bonds, VRDN (c):
                 2,600       (Kettering Affiliated Project), 1.25% due 5/01/2022                                      2,600
                 1,725       (South Community Inc. Project), 1.17% due 9/01/2014                                      1,725
                 1,815   Montgomery County, Ohio, IDR (Citywide Development Corporation Project), VRDN,
                         AMT, 1.35% due 12/01/2013 (c)                                                                1,815
                 7,150   Montgomery County, Ohio, M/F Housing Revenue Refunding Bonds (Timber Creek Village
                         Apartments), VRDN, AMT, 1.16% due 12/01/2027 (c)                                             7,150
                12,750   Montgomery County, Ohio, Miami Valley Hospital, CP, Series 1998B, 0.93% due 11/12/2003      12,750
                 2,590   Morrow County, Ohio, Various Purpose Improvement Notes, GO, 1.50% due 7/21/2004              2,599
                15,610   Municipal Securities Trust Certificates, Revenue Refunding Bonds (Ohio State Turnpike
                         Commission), VRDN, Series 2000-104, Class A, 1.16% due 11/14/2017 (b)(c)                    15,610
                 2,835   North Baltimore, Ohio, Local School District, GO, BAN, 2% due 12/18/2003                     2,840
                 1,050   Northeastern Ohio, Local School District, BAN, 1.55% due 6/23/2004                           1,054
                   350   Obetz, Ohio, IDR (HFI Inc. Project), VRDN, AMT, 1.35% due 10/01/2003 (c)                       350



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                 Face
State           Amount                              Municipal Bonds                                                 Value
Ohio           $ 5,300   Ohio State Air Quality Development Authority, PCR (Ohio Edison Company), VRDN, AMT,
(continued)              Series C, 1.15% due 9/01/2018 (c)                                                         $  5,300
                 6,900   Ohio State Air Quality Development Authority, PCR, Refunding (Ohio Edison Company),
                         VRDN, Series C, 1.10% due 6/01/2023 (c)                                                      6,900
                         Ohio State Air Quality Development Authority, Revenue Refunding Bonds (Cincinnati Gas
                         and Electric), VRDN (c):
                 2,100       Series A, 1.50% due 9/01/2030                                                            2,100
                 2,100       Series B, 1.45% due 9/01/2030                                                            2,100
                 9,625   Ohio State, GO, PUTTERS, VRDN, Series 306, 1.11% due 11/01/2018 (c)                          9,625
                 2,035   Ohio State Higher Educational Facilities Commission Revenue Bonds (Mount Vernon
                         Nazareth College Project), VRDN, 1.17% due 9/01/2009 (c)                                     2,035
                 2,360   Ohio State Higher Educational Facilities Commission, Revenue Refunding Bonds
                         (Pooled Financing), VRDN, 1.25% due 12/01/2016 (c)                                           2,360
                 2,700   Ohio State, IDR (University Forest Products Project), VRDN, AMT, 1.25% due
                         10/01/2020 (c)                                                                               2,700
                         Ohio State Solid Waste Revenue Bonds (BP Exploration and Oil Inc. Project), VRDN,
                         AMT (c):
                   400       1.18% due 2/01/2033                                                                        400
                 8,900       1.18% due 8/01/2034                                                                      8,900
                 2,900       Series 90, 1.18% due 8/01/2034                                                           2,900
                 3,000   Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds (American
                         Steel & Wire Corporation), VRDN, AMT, 1.15% due 9/01/2025 (c)                                3,000
                 6,000   Ohio State Water Development Authority, Solid Waste Facilities Revenue Bonds
                         (PEL Technologies Project), VRDN, AMT, 1.15% due 7/01/2027 (c)                               6,000
                         Perrysburg, Ohio, GO, BAN:
                 3,720       1.50% due 6/17/2004                                                                      3,730
                 3,485       1.50% due 8/12/2004                                                                      3,498
                         Portage County, Ohio, Industrial Revenue Bonds, VRDN (c):
                 8,040       (Commercial Turf Products Ltd. Project), AMT, 1.17% due 5/01/2022                        8,040
                   960       (John E. Susong Project), Series B, 1.25% due 5/02/2016                                    960
                   950       (NCSP L.P. Project), AMT, 1.35% due 7/01/2014                                              950
                         Portage County, Ohio, Industrial Revenue Refunding Bonds, VRDN (c):
                 1,460       (John E. Susong Project), Series A, 1.25% due 5/02/2011                                  1,460
                 1,915       (PM Properties One Ltd.), AMT, 1.35% due 11/01/2012                                      1,915
                   600   Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker Holdings, Inc.),
                         VRDN, 1.25% due 12/01/2010 (c)                                                                 600
                 3,740   Rossford, Ohio, GO, BAN, 2% due 6/21/2004                                                    3,766
                 1,685   Sandusky County, Ohio, IDR (Magnesium Refining Technologies Inc. Project), VRDN,
                         AMT, Series A, 1.25% due 9/01/2007 (c)                                                       1,685
                 1,605   Seneca County, Ohio, Health Care Facilities Revenue Bonds (Good Shepherd Home Project),
                         VRDN, 1.17% due 10/01/2017 (c)                                                               1,605
                 1,575   Solon, Ohio, Fire Station, GO, BAN, 2% due 12/11/2003                                        1,577
                   160   Solon, Ohio, IDR (Tameran Project), VRDN, AMT, 1.25% due 11/01/2004 (c)                        160
                   870   Stark County, Ohio, IDR (Wilkof-Morris Project), VRDN, AMT, 1.25% due 1/01/2010 (c)            870
                 1,225   Strongsville, Ohio, IDR (E&E Properties/Dupli Systems Project), VRDN, AMT, 1.23%
                         due 2/01/2010 (c)                                                                            1,225
                 3,985   Sugarcreek, Ohio, Local School District, GO, BAN, 1.35% due 1/29/2004                        3,990
                 2,550   Summit County, Ohio, Exempt Facility Revenue Bonds (KB Compost Services Inc.
                         Project), VRDN, AMT, 1.25% due 12/01/2011 (c)                                                2,550
                         Summit County, Ohio, IDR, VRDN (c):
                   920       (Ace Precision Industries Inc. Project), 1.23% due 7/01/2014                               920
                   637       (Austin Printing Company Inc. Project), AMT, 1.23% due 8/01/2006                           637
                   400       (Steffen Bookbinders Project), AMT, 1.23% due 11/01/2004                                   400
                   915       (Waldonia Investment Project), AMT, 1.25% due 7/01/2018                                    915
                 1,575   Swanton, Ohio, GO, BAN, 1.90% due 8/26/2004                                                  1,584
                 1,325   Tiffin, Ohio, Sanitation Sewer Improvement Notes, GO, Series 2, 2% due 12/11/2003            1,326
                 2,770   Trumbull County, Ohio, IDR (ATD Corporation Project), VRDN, AMT, 1.25% due
                         8/01/2010 (c)                                                                                2,770
                   750   Union County, Ohio, Building Renovation Notes, GO, 1.42% due 9/16/2004                         752
                 1,200   Union County, Ohio, IDR (Union Aggregates Company Project), VRDN, AMT, 1.22% due
                         11/01/2006 (c)                                                                               1,200
                 5,000   University of Toledo, Ohio, General Receipts Revenue Refunding Bonds, VRDN, 1.15%
                         due 6/01/2032 (b)(c)                                                                         5,000



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)
                 Face
State           Amount                              Municipal Bonds                                                 Value

Ohio           $   800   Valley View, Ohio, IDR (Porter Development Project), VRDN, AMT, 1.23% due
(concluded)              5/01/2016 (c)                                                                             $    800
                 1,070   Valley View, Ohio, IDR, Refunding and Improvement Bonds (Sweet Valley Dillon),
                         VRDN, 1.25% due 4/01/2011 (c)                                                                1,070
                 3,000   Warrensville Heights, Ohio, GO, Refunding, BAN, 1.25% due 7/15/2004                          3,006
                 2,650   Wauseon, Ohio, GO, BAN, 2.35% due 11/26/2003                                                 2,652
                 2,000   West Chester Township, Ohio, Road Improvement Notes, GO, 2.81% due 10/17/2003                2,002
                 1,163   Williams County, Ohio, Various Purpose, GO, 1.95% due 5/06/2004                              1,167
                 1,410   Willoughby, Ohio, IDR (Malish Brush and Specialty), VRDN, AMT, 1.35% due
                         6/01/2009 (c)                                                                                1,410
                 2,280   Wood County, Ohio, EDR (Great Lakes Window Project), AMT, 1.70% due 12/01/2003               2,280
                         Wood County, Ohio, IDR, VRDN, AMT (c):
                   340       (Centaur Tool and Die Inc. Project), 1.23% due 8/01/2010                                   340
                 2,000       (Jerl Machine Project), 1.17% due 9/01/2016                                              2,000
                   745   Wooster, Ohio, IDR (Litco International Inc. Project), VRDN, AMT, 1.23% due
                         5/01/2010 (c)                                                                                  745
                 5,000   Youngstown, Ohio, City School District, GO, BAN, Series 3, 2% due 5/05/2004                  5,030
                   470   Zanesville-Muskingum County, Ohio, Port Authority, IDR (B.E. Products Inc. Project),
                         VRDN, AMT, 1.35% due 9/01/2004 (c)                                                             470

                         Total Investments (Cost--$418,690*)--99.6%                                                 418,690
                         Other Assets Less Liabilities--0.4%                                                          1,834
                                                                                                                  ---------
                         Net Assets--100.0%                                                                       $ 420,524
                                                                                                                  =========

(a)AMBAC Insured.

(b)FGIC Insured.

(c)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.

(d)FSA Insured.

(e)MBIA Insured.

*Cost for Federal income tax purposes.

See Notes to Financial Statements.



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statement of Assets and Liabilities

As of September 30, 2003
Assets

               Investments, at value (identified cost--$418,690,027)                                        $   418,690,027
               Cash                                                                                                 148,803
               Receivables:
                 Interest                                                                 $     1,234,792
                 Beneficial interest sold                                                         587,514         1,822,306
                                                                                          ---------------
               Prepaid registration fees and other assets                                                            23,979
                                                                                                            ---------------
               Total assets                                                                                     420,685,115
                                                                                                            ---------------

Liabilities

               Payables:
                 Distributor                                                                      110,069
                 Other affiliates                                                                  27,530
                 Investment adviser                                                                23,318
                                                                                          ---------------
               Total liabilities                                                                                    160,917
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   420,524,198
                                                                                                            ===============

Net Assets Consist of

               Shares of beneficial interest, $.10 par value, unlimited number of
               shares authorized                                                                            $    42,052,420
               Paid-in capital in excess of par                                                                 378,471,778
                                                                                                            ---------------
               Net Assets--Equivalent to $1.00 per share based on 420,524,199 shares
               of beneficial interest outstanding                                                           $   420,524,198
                                                                                                            ===============

See Notes to Financial Statements.



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statement of Operations

For the Six Months Ended September 30, 2003
Investment Income

               Interest and amortization of premium and discount earned                                     $     2,607,537

Expenses

               Investment advisory fees                                                   $     1,130,035
               Distribution fees                                                                  281,437
               Accounting services                                                                 49,551
               Transfer agent fees                                                                 31,031
               Professional fees                                                                   26,781
               Printing and shareholder reports                                                     9,970
               Registration fees                                                                    9,741
               Custodian fees                                                                       9,455
               Pricing fees                                                                         8,412
               Trustees' fees and expenses                                                          2,186
               Other                                                                                6,796
                                                                                          ---------------
               Total expenses                                                                                     1,565,395
                                                                                                            ---------------
               Investment income--net                                                                             1,042,142
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $     1,042,142
                                                                                                            ===============

See Notes to Financial Statements.



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statements of Changes in Net Assets
                                                                                            For the Six         For the
                                                                                           Months Ended        Year Ended
                                                                                           September 30,       March 31,
Increase (Decrease) in Net Assets:                                                              2003              2003
Operations

               Investment income--net                                                     $     1,042,142   $     4,156,316
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                             1,042,142         4,156,316
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

               Investment income--net                                                         (1,042,142)       (4,156,316)
               Realized gain on investments--net                                                       --           (2,228)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and distributions
               to shareholders                                                                (1,042,142)       (4,158,544)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net proceeds from sale of shares                                               648,304,303     1,437,175,679
               Value of shares issued to shareholders in reinvestment of dividends
               and distributions                                                                1,042,497         4,158,280
                                                                                          ---------------   ---------------
                                                                                              649,346,800     1,441,333,959
               Cost of shares redeemed                                                      (703,089,980)   (1,421,260,736)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets derived from beneficial
               interest transactions                                                         (53,743,180)        20,073,223
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                       (53,743,180)        20,070,995
               Beginning of period                                                            474,267,378       454,196,383
                                                                                          ---------------   ---------------
               End of period                                                              $   420,524,198   $   474,267,378
                                                                                          ===============   ===============

See Notes to Financial Statements.



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Financial Highlights
                                                              For the Six
The following per share data and ratios have been derived     Months Ended
from information provided in the financial statements.       September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                           2003       2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                              --++          .01          .02          .03          .03
               Realized gain on investments--net                     --           --         --++           --         --++
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    --++          .01          .02          .03          .03
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                 Investment income--net                          --++++        (.01)        (.02)        (.03)        (.03)
                 Realized gain on investments--net                   --       --++++           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                 --++++        (.01)        (.02)        (.03)        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
               Total Investment Return                            .45%*         .90%        1.81%        3.49%        2.89%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           .69%*         .69%         .70%         .70%         .69%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             .46%*         .90%        1.83%        3.43%        2.85%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  420,524   $  474,267   $  454,196   $  461,941   $  432,473
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

++Amount is less than $.01 per share.

++++Amount is less than $(.01) per share.

See Notes to Financial Statements.



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




Notes to Financial Statements


1. Significant Accounting Policies:
CMA Ohio Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




Notes to Financial Statements (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2003, the Fund reimbursed FAM $4,880 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



CMA OHIO MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series
Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       CMA Ohio Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: November 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       CMA Ohio Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: November 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       CMA Ohio Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: November 21, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.